ASTEC INDUSTRIES, INC.

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD APRIL 23, 1998

TO THE SHAREHOLDERS:

                   Notice is hereby given that the Annual Meeting  of
               Shareholders (the "Annual Meeting") of Astec Industries, Inc., a Tennessee corporation (the "Company"), will be held at the Company's executive offices, 4101 Jerome Avenue, Chattanooga, Tennessee, on April 23, 1998, at 10:00 A.M., Chattanooga time, for the following purposes:

                   1. To elect four directors in Class III to serve until the annual meeting of shareholders in 2001, or in the case of each director until his successor is duly elected and qualified.

                   2. To consider and vote upon a proposal to approve and adopt the Astec Industries, Inc. 1998 Long-Term Incentive Plan.

                   3. To consider and vote upon a proposal to approve and adopt the Astec Industries, Inc. Executive Officer Annual Bonus Equity Election Plan.

                   4.   To  transact  such  other  business  as   may
                        properly come before the Annual Meeting or any adjournments thereof.

                   Only  shareholders  of  record  at  the  close  of
               business on March 9, 1998 are entitled to notice of, and to vote at, the Annual Meeting. The transfer books will not be closed. A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection by shareholders at the offices of the Company from March 16, 1998 through the Annual Meeting.

                                                 By Order of the
                                                 Board of Directors
                                                 /s/ Richard W. Bethea, Jr.
                                                 RICHARD W. BETHEA, JR.
                                                 Secretary



               Dated:  March 23, 1998

               WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, PLEASE VOTE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY APPOINTMENT CARD PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY APPOINTMENT AND VOTE IN PERSON.

                               ASTEC INDUSTRIES, INC.
                                 4101 Jerome Avenue
                           Chattanooga, Tennessee  37407
                                   (423) 867-4210

                                  PROXY STATEMENT
                           ANNUAL MEETING OF SHAREHOLDERS
                                   APRIL 23, 1998


                   The enclosed proxy appointment is solicited by and
               on behalf of the Board of Directors of Astec Industries, Inc. (the "Company") for use at its Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 23, 1998, and at any adjournments thereof. The appointment of proxy is revocable at any time prior to its exercise at the Annual Meeting by
               (i) written notice to  the Secretary  of the  Company,
               (ii) properly submitting to the Company a duly executed proxy appointment bearing a later date, or
               (iii) attending the Annual Meeting and voting in person.

                   This  Proxy  Statement  is  being  mailed  by  the
               Company to its shareholders on or about March 23, 1998. The Company's Annual Report to Shareholders for the fiscal year ended December 31, 1997, including financial statements, is being sent to the shareholders with this Proxy Statement.

                   Only holders  of record  of the  Company's  Common
               Stock as of the close of business on March 9, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date there were 9,360,580 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting. A shareholder is entitled to one vote for each share of Common Stock held.


                             1.  ELECTION OF DIRECTORS

                   The Board of Directors  of the Company is  divided
               into three classes, with the term of office of each class ending in successive years. The terms of directors of Class III expire with this Annual Meeting. The directors of Class I and Class II will continue in office until the 1999 and 2000 annual meetings of shareholders, respectively. At the present time there are three directors in Class I, four directors in Class II, and four directors in Class III. The shareholders are being asked to vote for the election of the four directors in Class III.

                   If the enclosed proxy appointment card is properly
               executed and returned, the persons appointed as proxies will vote the shares represented by the proxy appointment in favor of the election to the Board of Directors of each of the four Class III nominees whose names appear below, unless either authority to vote for any or all of the nominees is withheld or such appointment has previously been revoked. It is anticipated that management shareholders of the Company will grant authority to vote for the election of all the nominees. Each Class III director will be elected to hold office until the 2001 annual meeting of shareholders and thereafter until his successor has been elected and qualified. In the event that any nominee is unable to serve (which is not anticipated), the persons appointed as proxies will cast votes for the remaining nominees and for such other persons as they may select.

                   The   Board   of    Directors   recommends    that
               shareholders check "Authority Granted" to vote for the election of all of the nominees. The affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting at which a quorum is present is required for the election of the nominees. Withholding authority to vote with respect to any one or more nominees will constitute a vote against such nominee(s).

               Certain Information Concerning Nominees and Directors

                   The following table  sets forth the  names of  the
               nominees and of the directors continuing in office, their ages, the year in which they were first elected directors, their position(s) with the Company, their principal occupations and employers for at least the last five years, any other directorships held by them in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940, the number of shares of the Company's Common Stock beneficially owned by them on March 9, 1998, and the percentage of the 9,360,580 total shares of Common Stock outstanding on such date that such beneficial ownership represents. For information concerning membership on Committees of the Board of Directors, see "Other Information About the Board and its Committees" below.

                               NOMINEES FOR DIRECTOR

                                     Class III
                  For Three-Year Term Expiring Annual Meeting 2001

                              Positions with the Company,     Shares of Common Stock
Name, Age, and                Principal Occupations During    Beneficially Owned and
Year First                    At Least Past Five Years,       Percent of Common
Elected Director              and Other Directorships         Stock Outstanding1

J. Don Brock                  Dr. Brock has been President    1,301,4782
(59)                          of  the  Company  since  its
(1972)                        incorporation  in  1972  and
                              assumed    the    additional
                              position of Chairman  of the
                              Board in  1975.   He  earned
                              his    Ph.D.    degree    in
                              mechanical engineering  from
                              the  Georgia   Institute  of
                              Technology.  Dr.  Brock also
                              serves as a  director on the
                              board of  The  Dixie  Group,
                              Inc., a  public  company  in
                              the  textile   manufacturing
                              business.

Albert E. Guth                Mr. Guth  has served  as the    53,4323
                              President of Astec Financial
(58)                          Services, Inc., a subsidiary
(1972)                        of the  Company  since  June
                              1996.  Previously  he served
                              as Chief  Financial  Officer
                              of the  Company  since 1987,
                              Senior Vice President of the
                              Company   since   1984   and
                              Secretary  of   the  Company
                              since 1972.

W. Norman Smith               Mr. Smith has  served as the    188,5704
                              President of Astec,  Inc., a     2.00%
(58)                          subsidiary of  the  Company,
(1982)                        since   its   formation   in
                              January 1995.    Previously,
                              he served  as  the President
                              of    Heatec,     Inc.,    a
                              subsidiary of  the  Company,
                              since 1977.


                                       - 5 -


William B. Sansom             Mr. Sansom has served as the     1,000
                              Chairman and Chief Executive
(56)                          Officer of H.T. Hackney Co.,
(1995)                        a   diversified    wholesale
                              grocery, gas  and  oil,  and
                              furniture      manufacturing
                              company,     since     1983.
                              Formerly, Mr.  Sansom served
                              as       the       Tennessee
                              Commissioner              of
                              Transportation from  1979 to
                              1981,   and   as   Tennessee
                              Commissioner of  Finance and
                              Administration from  1981 to
                              1983.     Mr.   Sansom  also
                              serves as a  director on the
                              boards  of  Martin  Marietta
                              Materials     and      First
                              Tennessee           National
                              Corporation.

                           MEMBERS OF BOARD OF DIRECTORS
                                CONTINUING IN OFFICE

                                      Class I
                         Term Expiring Annual Meeting 1999

                               Positions with the Company,    Shares of Common Stock
Name, Age, and                 Principal Occupations During   Beneficially Owned and
Year First                     At Least Past Five Years,      Percent of Common
Elected Director               and Other Directorships        Stock Outstanding1


G. W. Jones                     Mr. Jones has served as  a     1,000
(71)                            director  of  the  Company
(1993)                          since   1993.        While
                                currently   retired,   Mr.
                                Jones served as  President
                                of    APAC,    Inc.,     a
                                subsidiary   of    Ashland
                                Oil, Inc.,  and as  Senior
                                Vice President of  Ashland
                                Oil,  Inc., from  1969  to
                                1992.


                                       - 6 -

Ronald W.Dunmire                Mr.  Dunmire   served   as     1,000
                                President    and     Chief
(60)                            Executive    Officer    of
(1996)                          Cedarapids,    Inc.,     a
                                manufacturer    of    rock
                                crushing     and      road
                                building equipment  and  a
                                subsidiary   of   Raytheon
                                Company, from  1983  until
                                1993.     Mr.  Dunmire  is
                                currently retired.

Robert Dressler                 Mr.  Dressler  has  served     1,000
                                as  a  Managing   Director
(72)                            since December,  1996  and
(1997)                          previously  served  as   a
                                Senior Vice  President  in
                                the   Corporate    Finance
                                Department   of    Raymond
                                James   and    Associates,
                                Inc.  since  1987.     Mr.
                                Dressler  also  serves  as
                                director     of      Crown
                                Andersen, Inc.

                                      Class II
                         Term Expiring Annual Meeting 2000

                              Positions with the Company,     Shares of Comm
Name, Age, and                Principal Occupations During    Beneficially Owned and
Year First                    At Least Past Five Years,       Percent of Com
Elected Director              and Other Directorships         Stock Outstanding1


Daniel K. Frierson            Mr.  Frierson  has  been  the   1,500
                              Chief  Executive  Officer  of
(56)                          The  Dixie  Group,  Inc.,   a
(1994)                        public company in the textile
                              manufacturing business, since
                              1979  and   has   served   as
                              Chairman of the Board of such
                              company  since  1987.     Mr.
                              Frierson  also  serves  as  a
                              director  on  the  boards  of
                              Printpack, Inc. and  SunTrust
                              Bank  of  Chattanooga,  N.A.,
                              which was  formerly  American
                              National Bank.

E. D. Sloan, Jr.              Mr. Sloan is Chairman  of the   251,0005
                              Board   of   Nolas    Trading     2.68%
(68)                          Company,  Inc.,  which  until
(1978)                        1987    was    named    Sloan
                              Construction Co., Inc.

George C. Dillon              Mr. Dillon  has served  as  a    3,1006
                              director of the Company since
(75)                          1986.      While    currently
(1986)                        retired, Mr. Dillon  formerly
                              served as a  director of  the
                              Phelps   Dodge   Corporation,
                              Newhall    Land &     Farming
                              Company,      and      Butler
                              Manufacturing Co.

Robert G. Stafford            Mr. Stafford  has  served  as   126,2307
                              President of Telsmith,  Inc.,     1.33%
(59)                          a subsidiary of the  Company,
(1988)                        since April  1991  and  as  a
                              director of the Company since
                              1988.

               1 The amounts of the Company's Common Stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. The beneficial owner has both voting and dispositive power over the shares of Common Stock, unless otherwise indicated. As indicated, certain of the shares included are beneficially owned by the holders by virtue of their ownership of options to purchase Common Stock under the 1986 Stock Option Plan or the 1992 Stock Option Plan and such shares issuable upon currently exercisable options have been taken into account in determining the percent of Common Stock owned. Unless indicated in the table, the number of shares included in the table as beneficially owned by a director or nominee does not exceed one percent of the Common Stock of the Company outstanding on March 9, 1998.

               2 Does not include 148,584 shares held by Edna F. Brock, Dr. Brock's mother, over which shares he has no voting or dispositive power. Does include 120,000 shares subject to options under the Company's 1992 Stock Option Plan and 1,478 shares held in the Company's Supplemental Executive Retirement Plan.

               3 Includes 25,000 shares subject to options under the Company's 1992 Stock Option Plan and 2,652 shares held in the Company's 401(k) Plan.

               4 Includes 10,000 shares subject to options under the Company's 1986 Stock Option Plan, 56,000 shares subject to options under the Company's 1992 Stock Option Plan, 717 shares held in the Company's Supplemental Executive Retirement Plan.

               5 Includes 100,000 shares held of record by Nolas Trading Company, Inc., a corporation of which Mr. Sloan owns all of the issued and outstanding shares of common stock and 150,000 shares held of record by Mr. Sloan's individual retirement account.

               6   Includes  2,000  shares  held  of  record  by  Mr.
               Dillon's individual retirement account.

               7 Includes 30,000 shares subject to options under the Company's 1986 Stock Option Plan, 90,000 shares subject to options under the Company's 1992 Stock Option Plan, 1,682 shares held in the Company's 401(k) Plan, and 1,056 shares held in the Company's Supplemental Executive Retirement Plan.

               Other Information about the Board and its Committees

                 Meetings.  During 1997, the Board of Directors  held
               six meetings, and the Board's Committees held the meetings described below. Each incumbent director attended at least 75% of the aggregate of: (1) the total number of meetings of the Board of Directors held during the period for which he has been a director; and (2) the total number of meetings held by all committees of the Board on which he served during the periods that he served.

                 Committees.   During  1997, the  Company's Board  of
               Directors had an Executive Committee, an Audit Committee, a Compensation Committee, and a Technical Committee. The Company did not have a nominating committee during 1997. The full Board of Directors performed the function which would be performed by a nominating committee. In 1998, the Board formed a Nominating Committee. Certain information regarding the Board's Committees is set forth below.

                 Executive  Committee.   The Executive  Committee  is
               authorized to act on behalf of the Board of Directors on matters that may arise between regular meetings of the Board upon which the Board of Directors would be authorized to act. During 1997, the members of the Executive Committee were Dr. Brock (Chairman) and Messrs. Smith and Guth. The Executive Committee met once during 1997. The current members of the Executive Committee are Dr. Brock (Chairman) and Messrs. Smith, Frierson and Guth.

                 Audit  Committee.    The  Audit  Committee  annually
               reviews and recommends to the Board the firm to be engaged as independent auditors for the next fiscal year, reviews with the independent auditors the plan and results of the auditing engagement, reviews the scope and results of the Company's procedures for internal auditing, and inquires as to the adequacy of the Company's internal accounting controls. In 1997, the members of the Audit Committee were Messrs. Dillon (Chairman), Sloan, Jones, Frierson, Sansom, Dunmire and Dressler. During 1997, the Audit Committee held four meetings. The current members of the Audit Committee are Messrs. Dillon (Chairman), Sansom and Dunmire.

                 Compensation Committee.  The Compensation  Committee
               is authorized to consider and recommend to the full Board the executive compensation policies of the Company and to administer the Company's stock option plans. In 1997, the members of the Compensation Committee were Messrs. Sloan (Chairman), Dillon, Dunmire, Dressler, Jones, Frierson and Sansom, and
               during 1997, the Compensation Committee held two meetings. The current members of the Compensation Committee are Messrs. Frierson (Chairman), Sloan, Jones and Dunmire.

                 Technical Committee.   The  Technical Committee  met
               once in 1997 to review the Company's product lines and to consider new areas of technical design. In 1997, the members of the Technical Committee were Dr. Brock (Chairman) and Messrs. Stafford, Smith and Dunmire. The current members of the Technical Committee are Dr. Brock (Chairman), and Messrs. Smith, Stafford, Dunmire and Dressler.

                 Nominating Committee.  In 1998, the Company's  Board
               of Directors formed the Nominating Committee to recommend candidates for election. The members of the Nominating Committee are Messrs. Sansom (Chairman), Frierson and Dressler.

               Common Stock Ownership of Management

                 Based   on  available   information,   the   Company
               believes that its directors and executive officers as a group beneficially owned the following number of shares of Common Stock as of March 9, 1998:


   Title of Class                    Shares                Percent of Class
                                     Beneficially
                                     Owned 1


    Common Stock, $.20 Par Value     2,056,572             20.95%



               1 The foregoing table includes 454,000 shares which the directors and executive officers have the right to acquire pursuant to currently exercisable options under the Company's stock option plans. Such shares issuable upon exercise of all currently exercisable options are assumed to be outstanding for purposes of determining the percent of shares owned by the group.

               Common Stock Ownership of Certain Beneficial Owners

                 The  following table  sets forth  information as  of
               the dates indicated with respect to the only persons who are known by the Company to be the beneficial owners of more than 5% of the outstanding shares of the Company's Common Stock.

Name and Address                            Amount and Nature of   Percent of
of Beneficial Owner         Date            Beneficial Ownership   Class 1

J. Don Brock                March 9, 1998   1,301,478  2           13.67%
Astec Industries, Inc.
4101 Jerome Avenue
Chattanooga, Tennessee
37407


Heartland Advisors, Inc.    March 9, 1998   1,605,900  3           17.16%
790 North Milwaukee Street
Milwaukee,Wisconsin  53202


Dimensional Fund            March 9, 1998     811,000  4           8.66%
Advisors, Inc.
1299  Ocean Avenue,
11th Floor
Santa Monica, California  90401

Overseas Lending            March 9, 1998     554,000              5.92%
Corporation
c/o Enpro International N.V.
345  Avenue  of the Americas
New York,  New York 10105

Lynne W. Brock               March 9, 1998    990,204             10.58%
6454  Howard  Adair Road
Chattanooga, Tennessee 37416

[FN]
               1 The amounts of the Company's Common Stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. The beneficial owner has both voting and dispositive power over the shares of Common Stock, unless otherwise indicated.

               2 Includes 120,000 shares subject to options under the 1992 Stock Option Plan and 1,478 shares held in the Company's Supplemental Executive Retirement Plan. The shares of Common Stock issuable upon exercise of such options held by Dr. Brock are assumed to be outstanding for purposes of determining percent of shares owned by Dr. Brock. Does not include 148,584 shares held beneficially by Edna F. Brock, Dr. Brock's mother, over which shares he has no voting or dispositive power.

               3 Based on information previously provided by such investor to the Company, Heartland Advisors, Inc. is an investment advisor with voting and dispositive power over 1,530,400 shares and sole dispositive but no voting power over 75,500 shares.

               4 Based on information previously provided by such investor to the Company, Dimensional Fund Advisors, Inc. is an investment advisor with voting and dispositive power over 506,000 shares and sole dispositive but no voting power over 305,000 shares. Dimensional Fund Advisors, Inc. disclaims beneficial ownership of all 811,000 shares.

               Executive Compensation

                    The  following  table  presents  certain  summary
               information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended December 31, 1995, 1996 and 1997 for (i) the President of the Company, and
               (ii) each of the four other most highly compensated executive officers of the Company (determined as of the end of the last fiscal year) whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers").

                           Summary Compensation Table

                                                  Long-Term
                             Annual Compensation  Compensation


                                                  Securities
                                                  Underlying       All Other
Name and                     Salary    Bonus      Options          Compensation
Principal Position   Year    ($)       ($)        (# of shares)    ($)  1
[CAPTION]

J. Don Brock         1997    $247,000  $125,000    --              $65,466
Chairman of the      1996     240,000    50,000   80,000            75,171
Board and President  1995     232,000    50,000   20,000            78,832


Robert G. Stafford   1997    $159,000  $ 74,250   --               $26,971
President of         1996     154,000    77,000   50,000            23,331
Telsmith, Inc.       1995     147,885    54,760    5,000            21,392


Albert E. Guth       1997    $144,000  $ 30,000   --               $19,927
President of         1996     140,000    20,000   10,000            18,038
Astec Financial
Services, Inc.       1995     135,000    25,000    5,000            21,770

W. Norman Smith      1997    $159,000  $ 79,500   --               $22,022
President of         1996     154,000    30,800   30,000            27,083
Astec, Inc.          1995     140,000    70,000   10,000            22,511

Richard W. Bethea,   1997    $165,000    60,000   10,000           $17,284
Jr.
Vice President       1996    --          --       --                --
and General Counsel  1995    --          --       --                --

               1 The compensation reported under All Other Compensation represents (a) contributions to the Company's 401(k) Plan on behalf of the Named Executive Officers to match 1997 pre-tax elective contributions (included under salary and bonus) made by each Named Executive Officer to such plan; (b) contributions to the Company's Supplemental Executive Retirement Plan on behalf of the Named Executive Officers; and (c) insurance premiums on term life insurance policies for the benefit of each of the Named Executive Officers. Company contributions under the 401(k) Plan for the 1997 fiscal year were as follows: $3,200 to Dr. Brock; $3,200 to Mr. Stafford; $3,200 to Mr. Guth; and $3,200 to Mr. Smith. For the 1997 fiscal year, Company contributions under the Supplemental Executive Retirement Plan were: $33,374 to Dr. Brock; $23,645 to Mr. Stafford; $15,925 to Mr. Guth; $17,961 to Mr. Smith; and $16,475 to Mr. Bethea. The amount of insurance premium paid for the benefit of each of the Named Executive Officers for the 1997 fiscal year was:
               $28,892 for Dr. Brock; $126 for Mr. Stafford; $802 for Mr. Guth; $861 for Mr. Smith; and $809 for Mr. Bethea.

                         Option Grants in Last Fiscal Year

                    The following  table provides  details  regarding
               stock options granted to the Named Executive Officers in 1997. In addition, the hypothetical gains or "option spreads" that would exist for the respective options are reflected. These gains are based on assumed rates of annual compound price appreciation of 5% and 10% from the date the options were granted over the full option term.

                              Individual Option Grants

                                                                                    Potential Realizable
                              Securities       % of Total                    Value at Assumed Annual
              Underlying      Options Granted  Exercise         Expiration   Rates of Stock Price
Name          Granted (#) 1   Fiscal Year (%)  Price ($/Sh) 2   Date         Appreciation for
                                                                             Option Term ($)
                                                                             5%           10%

Richard W.
 Bethea, Jr.  10,000          100%             $9.125           2/2/07       $57,386      $145,428

[FN]
               1 All of the options were granted under the Astec Industries, Inc. 1992 Stock Option Plan (the "Plan") and are currently exercisable. If the Company is a party to any reorganization under which the Company will not remain in existence or substantially all of its Common Stock will be purchased by a single purchaser or group of purchasers acting together, the Compensation Committee of the Board of Directors may, in its discretion, (i) declare all options outstanding under the Plan exercisable immediately and terminate any options not so exercised within a time period specified by the Compensation Committee; (ii) adjust the outstanding options as appropriate so that they apply to the securities of the corporation resulting from such reorganization; or (iii) take some combination of (i) and (ii). If the Compensation Committee believes an event is likely to lead to a change in control of stock ownership of the Company, whether or not any such change in control actually occurs, the Compensation Committee may declare all options granted under the Plan immediately exercisable.

               2 The exercise price may be paid by delivery of already-owned shares and tax withholding obligations related to exercise may be paid by offset of the underlying shares, subject to certain conditions.

                  Aggregated Option Exercises in Last Fiscal Year
                         and Fiscal Year-End Option Values

                    The following table shows stock option  exercises
               by the Named Executive Officers during 1997, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares underlying both exercisable and non-exercisable stock options as of December 31, 1997. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Company's Common Stock.

                                           Number of Securities               Value of Unexercised
                                          Underlying Unexercised              In-the-Money Options
                                             Options at Fiscal               at Fiscal Year-End ($)
            Shares                              Year-End (#)
            Acquired      Value
Name        on Exercise   Realize($)   Exercisable    Unexercisable      Exercisable   Unexercisable

J. Don      -             -            160,000        -                  $1,150,880    -
  Brock


Robert G.    7,000        $30,275      120,000        -                  $1,128,750    -
  Stafford


Albert E.    -            -             25,000        -                  $  104,375    -
  Guth


W. Norman    -            -             66,000        -                   $ 520,500     -
  Smith


Richard      -            -             10,000        -                   $  76,250     -
  W. Bethea


               Pension  Plan.   The  Company  formerly  operated  a
               defined benefit plan for the Barber-Greene shop, Barber-Greene office and Telsmith office employees. In December 1995, all assets in this plan were finally distributed to Transamerica, Inc. for the establishment of annuities for the benefit of its participants. At the time of this distribution, Mr. Stafford had nine and one-third years of credit under the plan and has an estimated annual benefit payable upon retirement of $8,385.

                 Compensation  of   Directors.    During  1997,   the
               Company's policy regarding the compensation of directors was to pay directors who were not full-time employees of the Company a fee of $6,000 per year for services as a director, plus $1,000 for each Board meeting attended. During 1998, the Company's policy regarding the compensation of directors is to pay directors who are not full-time employees of the Company a fee of $8,000 per year for services as a director, plus $1,000 for each Board Meeting attended. Further, directors are paid $500 per committee meeting attended or $300 if the committee meeting occurs on the day of a Board meeting. The Company also reimburses the directors for travel and other out-of-pocket expenses incurred in connection with their duties as directors. Directors who are full-time employees of the Company receive no additional compensation for services as directors.

                 Compensation   Committee  Interlocks   and   Insider
               Participation. In 1997, the members of the Company's Compensation Committee were Messrs. Sloan (Chairman), Dillon, Dunmire, Dressler, Jones, Frierson and Sansom, none of which served as an officer or employee of the Company during the 1997 fiscal year. The current members of the Compensation Committee are Messrs. Frierson (Chairman), Sloan, Jones and Dunmire. There are no "interlocks," as defined by the Securities and Exchange Commission, with respect to any member of the Compensation Committee.

                 Five-Year  Shareholder   Return  Comparison.     The
               following line-graph presentation compares cumulative, five-year shareholder returns of the Company with the Nasdaq Stock Market (US Companies) and an industry group composed of manufacturers of industrial and commercial machinery and equipment over the same period (assuming the investment of $100 in the Company's Common Stock , the Nasdaq Stock Market (US Companies) and the industry group on December 31, 1991, and reinvestment of all dividends).

                  Comparison of Five Year-Cumulative Total Returns
                    Performance Graph for Astec Industries, Inc.


                             [GRAPH]


                                 Year-End Cumulative Returns

                                 1992   1993   1994   1995   1996   1997

Astec Industries, Inc.           100.0  151.9  125.9   97.5   93.8  165.4
Nasdaq Stock Market              100.0  114.8  112.2  158.7  195.2  239.5
Peer Index                       100.0   85.2   55.2   46.6   54.7   51.2


                                 Legend

Symbol                           Index Description
___________                      Astec Industries, Inc.
__ __ __ __ _                    Nasdaq Stock Market (US companies)
- - - - - - - - - -              Peer Index
                                   (Standard Industrial Classification
                                   Code Group  3590-3599)

                 Total  return  calculations  for  the  Nasdaq  Stock
               Market (US Companies) and the Peer Index were prepared by the Center for Research in Security Prices, The University of Chicago. The Peer Index is composed of the approximately 451 companies, including the Company, in the Standard Industrial Classification ("SIC") Code Group 3590-3599 - manufacturers of industrial and commercial machinery and equipment. Information with regard to SIC classifications in general can be found in the Standard Industrial Classification Manual published by the Executive
               Office of the President, Office of Management and Budget. Specific information regarding the companies comprising the Peer Index, SIC Code Group 3590-3599, will be provided to any shareholder upon request to the Secretary of the Company.

               Compensation Committee Report on Executive
               Compensation.

                 The   Compensation  Committee   of  the   Board   of
               Directors  has  furnished  the  following  report   on
               executive compensation:

               Overview and Philosophy

                 The   Compensation  Committee   of  the   Board   of
               Directors (the "Compensation Committee") is composed entirely of outside directors and is responsible for making recommendations to the Board with respect to the Company's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board, recommends the compensation to be paid to the Company's executive officers.

                 The   objectives   of   the   Company's    executive
               compensation program are to:

                 - Approve compensation policies and guidelines that will attract and retain qualified personnel and reward performance.

                 - Encourage the achievement of Company performance by utilizing a performance rated bonus plan.

                 The  executive  compensation  program  provides   an
               overall level of compensation opportunity that is competitive within the construction equipment manufacturing industry, as well as with a broader group of companies of comparable size and complexity. Actual compensation levels may be greater or less than average competitive levels in similar companies based upon annual and long-term Company performance as well as individual performance. The Compensation Committee will use its discretion to recommend executive compensation where in its judgment external, internal or an individual's circumstances so warrant.

               Executive Officer Compensation Program

                 The   Company's   executive   officer   compensation
               program is comprised of base salary, annual cash performance rating bonus plan compensation, long-term incentive compensation in the form of stock options and various benefits, including medical and 401(k) plans generally available to all employees of the Company. The Company does not have a policy that requires or encourages the Board of Directors to limit executive compensation to that deductible under
               Section 162(m) of the Internal Revenue Code. The Board of Directors will consider various alternatives for preserving the deductibility of compensation payments and benefits to the extent necessary and to the extent consistent with its other compensation objectives.

               Base Salary

                 Base salary for the Company's executive officers  is
               determined by the Compensation Committee based on the individual's education, experience and performance. The Compensation Committee periodically reviews each executive officer's compensation.

               Annual Cash Incentive Compensation

                 The Performance Rating Management Bonus Plan is  the
               Company's  annual  incentive  program  for   executive
               officers and key managers of the Company's subsidiaries, and all non-union employees. The purpose of the plan is to provide direct financial incentive in the form of an annual cash bonus to those who achieve their business units' annual goals. In 1998, based on the proposed Executive Officer Annual Bonus Equity Election Plan, the Company's Executive Officers will have the option to receive up to 100% of their bonus in Common Stock or stock options. Budgeted goals for the Company and each business unit are set at the beginning of each fiscal year. In 1988, the following measures of Company performance were selected: return on capital employed, cash flow on capital employed, growth, and safety. In 1998, the growth goal is being replaced by an income before income tax goal. Each year the relative values of these measures are adjusted based on the circumstances and goals defined. Individual performance may also be taken into account in determining bonuses, but no bonus is paid unless the above criteria have been achieved. A performance score is applied to ten percent of earnings by subsidiary after consideration of income taxes. The performance rating earned may vary from 5% to 100% of the 10%.

               Stock Option

                 The stock option program is the Company's  long-term
               incentive plan for executive officers and key managers. The objectives of the program are to relate executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return, and to enable executives to develop and maintain a long-term stock position in the Company's Common Stock. The Company's stock option plans authorize the Compensation Committee to award key personnel stock options and stock appreciation rights. Awards are granted at the discretion of the Compensation Committee based on Company performance, individual performance and the employee's position with the Company. Because there are only a limited number of options eligible to be granted pursuant to the Company's stock option plans, the Board of Directors has adopted and recommends to the shareholders the 1998 Long-Term Incentive Plan.

               Benefits

                 The Company provides medical and 401(k) benefits  to
               the executive officers that are generally available to Company employees. The amount of prerequisites, as determined in accordance with the rules of the
               Securities and Exchange Commission relating to executive compensation, did not exceed 10% of salary for fiscal 1997 and are very minimal.

               Chief Executive Officer Compensation

                 Dr. Brock  has served  as President  of the  Company
               since he founded it in 1972. His base salary in 1997 was $247,000, a level believed to be competitive with that of other similarly situated companies in the construction equipment industry.

                 Dr.  Brock's  bonus in  fiscal  1997  was  $125,000.
               This bonus was based on the subjective determination of the Compensation Committee in recognition of Dr. Brock's contribution to the Company in 1997. The Compensation Committee believes Dr. Brock has continued to manage the Company well in a challenging business climate.

                                               COMPENSATION COMMITTEE

                                               E. D. Sloan, Jr., Chairman
                                               George C. Dillon
                                               Ronald W. Dunmire
                                               Robert Dressler
                                               Daniel K. Frierson
                                               G. W. Jones
                                               William B. Sansom


               Section 16(a) Filing Requirements

                 Based solely on a review of the copies of the  Forms
               3, 4 and 5 received by it, the Company believes that during 1997 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were satisfied, except that Mr. W. Norman Smith failed to file a Form 4 for a disposition of shares by his son. This deficiency was corrected on a Form 4 filed by Mr. Smith on March 12, 1998.

                     2.  APPROVAL AND ADOPTION OF THE PROPOSED
                ASTEC INDUSTRIES, INC. 1998 LONG-TERM INCENTIVE PLAN

                    On March 12, 1998, the Board of Directors adopted
               the Astec Industries, Inc. 1998 Long-Term Incentive Plan (the "Incentive Plan"), subject to approval thereof by the shareholders at the Annual Meeting. The Company has reserved 1,500,000 shares of its Common Stock for issuance in connection with options and awards under the Incentive Plan. If approved by the shareholders at the Annual Meeting, the Incentive Plan will be effective as of its adoption by the shareholders.

                    A summary  of the  Incentive  Plan is  set  forth
               below. The summary is qualified in its entirety by reference to the full text of the Incentive Plan, which is attached to this Proxy Statement as Appendix A.

               General

                    The purpose of the Incentive Plan is to  promote
               the success, and enhance the value, of the Company by linking the personal interests of employees, officers, consultants and directors to those of the shareholders, and by providing such persons with an incentive for outstanding performance. As of December 1, 1997, there were approximately 100 persons eligible to participate in the Incentive Plan.

                    The Incentive  Plan authorizes  the granting  of
               awards ("Awards") to employees, officers, consultants and directors of the Company or its affiliated companies in the following forms: (i) options to purchase shares of Common Stock ("Options"), which may be incentive stock options or non-qualified, (ii) stock appreciation rights ("SARs"); (iii) performance shares ("Performance Shares"); (iv) restricted stock ("Restricted Stock"); (v) dividend equivalents ("Dividend Equivalents"); and (vi) other stock-based awards.

                    Pursuant  to  Section  162(m)  of  the   Internal
               Revenue Code of 1986, as amended (the "Code"), the Company may not deduct compensation in excess of $1 million paid to the Chief Executive Officer and the four next most highly compensated executive officers of the Company. The Incentive Plan is designed to comply with Code Section 162(m) so that the grant of Options and SARs under the plan, and other Awards, such as Performance Shares, that are conditioned on the performance goals described in Section 13.13 of the plan, will be excluded from the calculation of annual compensation for purposes of Code Section 162(m) and will be fully deductible by the Company.

                    Subject  to   adjustment  as   provided  in   the
               Incentive Plan,  the  aggregate number  of  shares  of
               Common Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a SAR or Performance Share) is 1,500,000, of which no more than 10% may be granted in the form of restricted or unrestricted stock awards. The maximum number of shares of Common Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Incentive Plan to any one participant is 150,000. The maximum fair market value (measured as of the date of grant) of any Awards other than Options and SARs that may be received by a participant (less any consideration paid by the participant for such Award) during any one calendar year under the Incentive Plan is $500,000.

               Administration

                    The Incentive Plan  will be  administered by  the
               Compensation Committee.   The  Compensation  Committee
               has the power, authority and discretion to designate participants; determine the type or types of Awards to be granted to each participant and the terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Incentive Plan; and make all other decisions and determinations that may be required under, or as the Compensation Committee deems necessary or advisable to administer, the Incentive Plan.

               Awards

                    Stock Options.    The Compensation  Committee  is
               authorized to grant Options, which may be incentive stock options ("ISOs") or non-qualified stock options ("NSOs"), to participants. All Options will be evidenced by a written Award Agreement between the Company and the participant, which will include such provisions as may be specified by the Compensation Committee. The terms of any ISO must meet the requirements of Section 422 of the Code.

                    Stock  Appreciation  Rights.    The  Compensation
               Committee may grant SARs to participants. Upon the exercise of a SAR, the participant has the right to receive the excess, if any, of: the fair market value of one share of Common Stock on the date of exercise, over the grant price of the SAR as determined by the Compensation Committee, which will not be less than the fair market value of one share of Common Stock on the date of grant in the case of any SAR related to an ISO. All awards of SARs will be evidenced by an Award Agreement, reflecting the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of the SAR, as determined by the Compensation Committee at the time of grant.

                    Performance Shares.   The Compensation  Committee
               may grant Performance Shares to participants on such terms and conditions as may be selected by the Compensation Committee. The Compensation Committee will have the complete discretion to determine the number of Performance Shares granted to each participant and to set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the participant.

                    Restricted  Stock  Awards.     The   Compensation
               Committee may  make  awards  of  Restricted  Stock  to
               participants, which will be subject to such restrictions on transferability and other restrictions as the Compensation Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends, if any, on the Restricted Stock).

                    Dividend Equivalents.  The Compensation Committee
               is authorized to grant Dividend Equivalents to participants subject to such terms and conditions as may be selected by the Compensation Committee. Dividend Equivalents entitle the participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Common Stock subject to an Award, as determined by the Compensation Committee. The Compensation Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Common Stock, or otherwise reinvested.

                    Other  Stock-Based  Awards.    The   Compensation
               Committee may, subject to limitations under applicable law, grant to participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, as deemed by the Compensation Committee to be consistent with the purposes of the Incentive Plan, including without limitation shares of Common Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, and Awards valued by reference to book value of shares of Common Stock or the value of securities of or the performance of specified affiliated companies of the Company. The Compensation Committee will determine the terms and conditions of any such Awards.

                    Performance Goals.   The  Compensation  Committee
               may determine that any Award will be determined solely on the basis of (a) the achievement by the Company or a parent or subsidiary of a specified target return, or target growth in return, on equity or capital employed, (b) the achievement by the Company or a parent or subsidiary of a specified target cash flow, or target increase in cash flow, from operations, (c) the Company's, parent's or subsidiary's stock price,
               (d) the achievement by a business unit of the Company, parent or subsidiary of a specified target, or target growth in, pre-tax or net income or earnings per share, (e) the achievement by the Company or a parent or subsidiary, or a business unit thereof, of a specified target level of or increase in sales, (f) the achievement by the Company or a parent or subsidiary, or a business unit thereof, of specified target safety standards, or (g) any combination of the goals set forth in (a) through (f) above. If an Award is made on such basis, the Compensation Committee must establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m)), and the Compensation Committee may for any reason reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals will be conditioned on the written certification of the
               Compensation Committee in each case that the performance goals and any other material conditions were satisfied.

                    Limitations  on  Transfer;  Beneficiaries.     No
               unexercised or restricted Award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an ISO, pursuant to a qualifying domestic relations order; provided, however, that the Compensation Committee may (but need not) permit other transfers where the Compensation Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an ISO to fail to be described in Code
               Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable Awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any Award upon the participant's death.

                    Acceleration  Upon  Certain  Events.    Upon  the
               participant's death or disability, all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised will become fully exercisable and all restrictions on outstanding Awards will lapse. Any Options or SARs will thereafter continue or lapse in accordance with the other provisions of the Incentive Plan and the Award Agreement. In the event of a Change in Control of the Company (as defined in the Incentive Plan), all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised will become fully vested and all restrictions on all outstanding Awards will lapse. In the event of the occurrence of any circumstance, transaction or event not constituting a Change in Control as defined in the Incentive Plan but which the Board of Directors deems to be, or to be reasonably likely to lead to, an effective change in control of the Company, the Compensation Committee or the Board may in its sole discretion declare all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised to become fully vested, and/or all restrictions on all outstanding Awards to lapse, in each case as of such date as the Compensation Committee or the Board may, in its sole discretion, declare, which may be on or before the consummation of such transaction or event.

               Termination and Amendment

                    With the approval of the  Board, at any time  and
               from time to time, the Compensation Committee may terminate, amend or modify the Incentive Plan without shareholder approval; provided, however, that the Compensation Committee may condition any amendment on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination, amendment, or modification of the Incentive Plan may adversely affect any Award previously granted under the Incentive Plan, without the written consent of the participant.

               Certain Federal Income Tax Effects

                    Non-qualified  Stock  Options.    Under  present
               federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of a non-discounted NSO. However, the participant will realize ordinary income on the exercise of the NSO in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction (subject to the provisions of
               Section 162(m) of the Code). A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between (i) the exercise price, increased by any compensation reported upon the participant's exercise of the option, and (ii) the amount realized on such sale or exchange. Such gain or loss will be capital in nature if the shares were held as a capital asset and will be long-term if such shares were held for the applicable long-term capital gain holding period.

                    Incentive Stock Options.   Under present  federal
               income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of an ISO or the exercise thereof by the participant. If the participant holds the shares of Common Stock for the greater of two years after the date the Option was granted or one year after the acquisition of such shares of Common Stock (the "required holding period"), the difference between the aggregate exercise price and the amount realized upon disposition of the shares of Common Stock will constitute a capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of Common Stock are disposed of in a sale, exchange or other "disqualifying disposition" during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess (if any) of the fair market value of the Common Stock purchased at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the aggregate exercise price, and the Company will be entitled to a federal income tax deduction equal to such amount (subject to the provisions of Section 162(m) of the Code). Upon exercise of an ISO, the participant may be subject to alternative minimum tax on certain items of tax preference. If an ISO is exercised at a time when it no longer qualifies as an incentive stock option, the option will be treated as an NSO.

                    SARs.     Under   present  federal   income   tax
               regulations, a participant receiving a non-discounted SAR will not recognize income, and the Company will not be allowed a tax deduction, at the time the Award is granted. When a participant exercises the SAR, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company.

                    Performance Shares.  Under present federal income
               tax regulations, a participant receiving Performance Shares will not recognize income and the Company will not be allowed a tax deduction at the time the Award is granted. When a participant receives payment of Performance Shares, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company.

                    Restricted Stock.   Under present federal  income
               tax regulations, and unless the participant makes an election to accelerate recognition of the income to the date of grant, a participant receiving a Restricted Stock Award will not recognize income, and the Company will not be allowed a tax deduction, at the time the Award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock, and the Company will be entitled to a corresponding tax deduction at that time.

               Benefits to Named Executive Officers and Others

                    As of  December  1,  1997,  no  awards  had  been
               granted or  approved  for grant  under  the  Incentive
               Plan. Any future awards will be made at the discretion of the Compensation Committee. Therefore, it is not presently possible to determine with respect to (i) the executive officers named in the Summary Compensation Table, (ii) all current executive officers, as a group, (iii) all current directors who are not executive officers, as a group, or (iv) all employees, including all current officers who are not executive officers, as a group, either the benefits or amounts that will be received by such persons or groups pursuant to the Incentive Plan or the benefits or amounts that would have been received by such persons or groups under the Incentive Plan if it had been in effect during the last fiscal year.

               Additional Information

                    The  closing  price  of  the  Common  Stock,   as
               reported by the Nasdaq National Market on December 1, 1997, was $16.375.

                    The affirmative vote of the holders of a majority
               of the shares present or represented by proxy and entitled to vote at the meeting on this proposal will constitute approval of the Incentive Plan.

                     The Board of Directors unanimously recommends a
               vote "FOR" the proposal to approve the 1998 Long-Term
                                  Incentive Plan.


                  3.  APPROVAL AND ADOPTION OF THE PROPOSED ASTEC
                                  INDUSTRIES, INC.
                EXECUTIVE OFFICER ANNUAL BONUS EQUITY ELECTION PLAN

                    The Board of Directors  desires to encourage  the
               executive officers of the Company to maintain a significant personal equity interest in the Company, so as to further align their interests with those of the Company's shareholders. Consequently, on March 12, 1998, the Board adopted, subject to approval thereof by the shareholders at the Annual Meeting, the Astec Industries, Inc. Executive Officer Annual Bonus Equity Election Plan (the "Bonus Equity Plan"), pursuant to which executive officers may elect to take up to 100% of their annual bonus in the form of Common Stock or stock options, as described below. The Company has reserved 150,000 shares of its Common Stock for issuance in connection with the Bonus Equity Plan, which may be authorized and unissued shares or treasury shares. If approved by the shareholders at the Annual Meeting, the Bonus Equity Plan will be effective as of its adoption by shareholders.

                    A summary of the Bonus  Equity Plan is set  forth
               below. The summary is qualified in its entirety by reference to the full text of the plan, which is attached to this Proxy Statement as Appendix B.

               General

                    The purpose  of  the  Bonus Equity  Plan  is  to
               encourage and facilitate Company stock ownership by executive officers of the Company and its affiliates, thereby further aligning their interests with those of the Company's shareholders.

               Administration

                    The Bonus Equity Plan will be administered by the
               Compensation Committee, which will be authorized to select participants, interpret the plan, establish, amend and rescind any rules and regulations relating to the Bonus Equity Plan, and make all other determinations necessary or advisable for the administration of the Bonus Equity Plan.

               Summary of Plan Terms

                    Pursuant to  the  Bonus Equity  Plan,  executive
               officers of the Company and its affiliates who are selected by the Compensation Committee for participation in the Bonus Equity Plan may elect to receive some or all of their annual incentive bonus in the form of (i) shares of Common Stock, (ii) deferred rights to receive Common Stock, or (iii) options to acquire Common Stock. Any amount of the annual bonus not elected to be taken in such alternate forms will be paid in cash.

               Stock Awards

                   Election to  Receive  Shares.   The date  in  each
               year on which annual bonuses are payable is referred to as a "Stock Grant Date") Commencing with the 1999 Stock Grant Date, shares of Common Stock will be automatically granted on each Stock Grant Date to each participant who timely elects to receive Common Stock as payment of some or all of his annual bonus. Such election must be made in writing on an election form filed with the plan administrator at least 30 days before the Stock Grant Date and such election will remain in effect with respect to all future plan years until a subsequent election form is filed with the plan administrator indicating a different election. The number of shares included in each grant will be determined by dividing the amount of the participant's annual bonus to be paid in shares of Common Stock by the fair market value per share of Common Stock on the Stock Grant Date. Fractions will be rounded to the next highest share.

               Deferred Stock Awards

                    Election to Defer.  Each participant in the Bonus
               Equity Plan will have the right to elect, pursuant to a written election form delivered to the plan administrator prior to the commencement of each plan year, to defer the grant of Common Stock until the earlier of (i) the participant's termination of employment or (ii) another designated date at least three years after the date of such deferral election (in either case, the "Deferral Termination Date"). The participant will elect whether all of the deferred grant of shares will be granted in lump sum or in annual installments over a period of two to ten years (as the participant may elect) after the Deferral Termination Date. The deferral election will be irrevocable except in case of financial hardship, as described in the Bonus Equity Plan. No shares will be issued until the grant date(s) so indicated. The participant will have no rights as a shareholder with respect to the deferred rights to shares, and the rights to such shares will be unsecured.

                    Deferred Dividend Account.   If any dividends  or
               other rights or distributions of any kind are distributed to holders of Common Stock during the deferral period but prior to the participant's termination of employment, an amount equal to the cash value of such distributions will be credited to a deferred dividend account for the participant. The Company will issue shares of Common Stock equal to the cumulative total of rights to shares in such account within 30 days after the participant's Deferral Termination Date.

               Stock Options

                    Election to Receive Options.   A participant  may
               elect to defer some or all of his or her annual bonus by conversion to stock options. Any such election to receive options must be made prior to the beginning of the plan year. Pursuant to a proper election, options will be granted on the date the annual bonus for such plan year is otherwise payable. The number of shares of Common Stock subject to an option granted under the Bonus Equity Plan will be the number of whole shares equal to (A times B) divided by C, where: A is the dollar amount that the participant elects shall be payable in options; and B is the quotient of 1 divided by the Black-Scholes value of an option; and C is the fair market value of the Common Stock on the date of grant of the option. Any resulting fraction will be rounded to the next highest whole number of shares.

                    Option Terms.  The exercise price per share under
               each option granted under the Bonus Equity Plan will be the fair market value of the Common Stock on the date of grant. Each option will be fully vested upon grant and will remain exercisable for 10 years. Options granted under the Bonus Equity Plan will not be transferable other than by will or the laws of descent and distribution or, if the Committee so permits, to family members of the participant, to trusts established solely for the benefit of such family members, and to certain entities of which the only interest holders are such family members (or trusts for their benefit). Options held by permitted transferees are not further transferable.

               Termination and Amendment

                    The Bonus Equity Plan  will remain in effect  for
               ten years from its effective date, unless earlier terminated. The Compensation Committee may terminate or suspend the Bonus Equity Plan at any time, without shareholder approval. The Compensation Committee may amend the Bonus Equity Plan at any time and for any reason without shareholder approval; provided, however, that the Compensation Committee may condition any amendment on the approval of shareholders if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination, modification or amendment of the Bonus Equity Plan may, without the consent of a participant, adversely affect the participant's rights under a previously-granted award.

               Certain Federal Income Tax Effects

                    Stock  Awards.    A  participant  receiving  non-
               deferred Common Stock in lieu of bonus will recognize ordinary income equal to the fair market value of the stock on the date of grant, and the Company will be entitled to a corresponding tax deduction at that time.

                    Deferred Stock.  Under present federal income tax
               regulations, a participant receiving a right to receive stock in the future will not recognize income, and the Company will not be allowed a tax deduction, at the time such right is granted. When the stock is actually granted or the participant otherwise has the right to receive such stock, the participant will recognize ordinary income equal to the fair market value of the stock, and the Company will be entitled to a corresponding tax deduction at that time.

                    Options.  The options that may be granted  under
               the Bonus Equity Plan will be non-qualified stock options ("NSOs"). Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of an NSO under the plan. However, the participant will realize ordinary income on the exercise of the NSO in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction. A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between (i) the exercise price, increased by any compensation reported upon the participant's exercise of the option, and (ii) the amount realized on such sale or exchange. Such gain or loss will be capital in nature if the shares were held as a capital asset and will be long-term if such shares were held for the applicable long-term capital gain holding period.

               Benefits to Named Executive Officers and Others

                    Only executive officers  of the  Company and  its
               affiliates are entitled to participate in the Bonus Equity Plan. The following table shows the benefits that would accrue under the Bonus Equity Plan in 1998 to the executive officers assuming that (i) the Plan had been in effect throughout fiscal year 1997, and
               (ii) each such person elected to receive 100% of his annual bonus for 1997 in the form of shares of Common Stock.



Name and Position                Dollar Value($)             No. of Shares

J. Don Brock                     $125,000                    7,813 (1)
Chairman of the Board and
President

Robert G. Stafford               $ 74,250                    4,641 (1)
President of Telsmith, Inc.


Albert E. Guth                   $ 30,000                    1,875 (1)
President of Astec Financial
Services, Inc.

W. Norman Smith                  $ 79,500                    4,969 (1)
President of Astec, Inc.


Richard W. Bethea, Jr.           $ 60,000                    3,750 (1)
Vice President and General
Counsel

All executive officers, as a     $549,481                   34,343 (1)
Group (10 persons)


(1)  Assumes a fair market  value of $16.00 share  on the grant date.

               Vote Required

                    The affirmative vote of the holders of a majority
               of the shares present or represented by proxy and entitled to vote at the meeting on this proposal will constitute approval of the Bonus Equity Plan.

                   The Board of Directors unanimously recommends a
               vote "FOR" the proposal to approve the 1998 Executive
                     Officer Annual Bonus Equity Election Plan.

                                      AUDITORS

                 Ernst & Young  LLP served as the Company's  auditors
               for the year ended December 31, 1997, and that firm of independent accountants is serving as auditors for the Company for the current calendar year. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                 The reports  of Ernst & Young  LLP on the  financial
               statements of the Company for the three most recent fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.

                              SOLICITATION OF PROXIES

                 The cost  of soliciting proxy  appointments will  be
               borne by the Company. In addition to solicitation by mail, officers of the Company may solicit proxy appointments by personal interview, and by telephone and telegraph, and may request brokers holding stock in their names, or the names of nominees, to forward proxy soliciting material to the beneficial owners of such stock and will reimburse such brokers for their reasonable expenses.

                                   OTHER MATTERS

                 Management does not know of any other matters to  be
               brought before the meeting other than those referred to above. If any matters which are not specifically set forth in the form of proxy appointment and this proxy statement properly come before the meeting, the persons appointed as proxies will vote thereon in accordance with their best judgment.

                 Whether  or not  you expect  to  be present  at  the
               meeting in person, please vote, sign, date, and return promptly the enclosed proxy appointment card in the enclosed envelope. No postage is necessary if the proxy appointment card is mailed in the United States.


                               SHAREHOLDER PROPOSALS

                 Proposals of  shareholders of  the Company  intended
               to be presented for consideration at the 1999 Annual Meeting of Shareholders of the Company must be received by the Company at its principal executive offices on or before November 23, 1998 in order to be included in the Company's Proxy Statement and Form of

               Proxy Appointment relating to the 1999 Annual Meeting of Shareholders.

                          [FORM OF PROXY APPOINTMENT-FRONT]

                               ASTEC INDUSTRIES, INC.
                   PROXY APPOINTMENT SOLICITED BY AND ON BEHALF OF
                               THE BOARD OF DIRECTORS
             For Annual Meeting of Shareholders to be Held on April 23,
                                        1998


                The undersigned hereby appoints J. Don Brock and Richard
            W. Bethea, Jr., and each of them, with individual power of substitution, proxies to vote all shares of the Common Stock of Astec Industries, Inc. (the "Company") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held in Chattanooga, Tennessee on April 23, 1998, and at any adjournment thereof, as specified on the reverse side:

                For  participants  in  the Company's  401(k)  Retirement
            Plan, as amended and restated on March 1, 1987 ("Plan"), this card also provides voting instructions to the Trustee under the Plan for the undersigned's allowable portion, if any, of the total number of shares of Common Stock of the Company held by such Plan as indicated on the reverse side hereof. These voting instructions are solicited and will be carried out in accordance with the applicable provisions of the Plan.



            1.  /  / Authority Granted (except as indicated to the

                     contrary below)


                /  / Authority Withheld

                                 to  vote for the election  as directors
                                 of  the  Company in  Class  III of  the
                                 four nominees set  forth below to serve
                                 until   the  2001  Annual   Meeting  of
                                 Shareholders,  or in  the case  of each
                                 nominee  until  his  successor is  duly
                                 elected and qualified,  as set forth in
                                 the accompanying Proxy Statement:

                          J. Don Brock, Albert E. Guth, W. Norman Smith,
                     William B. Sansom

                          (INSTRUCTION: To withhold authority to vote for any individual nominee(s), list name(s) below.)

            2.  /  / Authority Granted



                /  / Authority Withheld

                                 to   vote  for  the  approval   of  the
                                 adoption of  the Astec Industries, Inc.
                                 1998  Long-Term Incentive Plan,  as set
                                 forth  in  Appendix   A  to  the  Proxy
                                 Statement.


                /  / Abstain from Voting



            3.  /  / Authority Granted



                /  / Authority Withheld

                                 to   vote  for  the  approval   of  the
                                 adoption of  the Astec Industries, Inc.
                                 Executive  Officer Annual  Bonus Equity
                                 Election   Plan,   as   set  forth   in
                                 Appendix B to the Proxy Statement.


                /  / Abstain from Voting




            4.  /  / Authority Granted



                /  / Authority Withheld


                                 to  vote in accordance with  their best
                                 judgment  upon  such  other matters  as
                                 may  properly come  before the  meeting
                                 or any adjournments thereof.


                /  / Abstain from Voting


                     (Continued and to be signed and dated on other side)


                          [FORM OF PROXY APPOINTMENT-BACK]


            THIS PROXY APPOINTMENT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED
            SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY APPOINTMENT WILL BE VOTED AFFIRMATIVELY ON PROPOSALS 1, 2 AND 3.


            IMPORTANT: Please date this proxy appointment card and sign exactly as your name or names appear(s) hereon. If the stock is held jointly, signatures should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give full title. In order to ensure that your shares will be represented at the Annual Meeting of Shareholders, please vote, sign, date, and return this proxy appointment card promptly in the
            enclosed  business reply  envelope.   If you  do attend  the
            meeting, you may, if you wish, withdraw your proxy appointment and vote in person.




                                     (SEAL)
                                     Signature of Shareholder


                                     DATED:                        , 1998



                                     (SEAL)
                                     Signature of Shareholder


                                       DATED:                     , 1998

                                     APPENDIX A
                               ASTEC INDUSTRIES, INC.
                            1998 LONG-TERM INCENTIVE PLAN

                                      ARTICLE I
                                       PURPOSE

                 1.1  GENERAL.   The  purpose of  the Astec  Industries,

            Inc. 1998 Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Astec Industries, Inc. (the "Corporation"), by linking the personal interests of its employees, officers and directors to those of Corporation stockholders and by providing its employees, officers and directors with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract, and retain the services of employees, officers and directors upon whose judgment, interest, and special effort the successful conduct of the Corporation's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors, and consultants.

                                      ARTICLE 2
                                   EFFECTIVE DATE

                 2.1  EFFECTIVE DATE.  The Plan shall be effective as of

            the date upon which it shall be approved by the Board. However, the Plan shall be submitted to the stockholders of the Corporation for approval within 12 months of the Board's approval thereof. No Incentive Stock Options granted under the Plan may be exercised prior to approval of the Plan by the stockholders and if the stockholders fail to approve the Plan within 12 months of the Board's approval thereof, any Incentive Stock Options previously granted hereunder shall be automatically converted to Non-Qualified Stock Options without any further act. In the discretion of the Committee, Awards may be made to Covered Employees which are intended to constitute qualified performance-based compensation under Code Section 162(m). Any such Awards shall be contingent upon the stockholders having approved the Plan.

                                      ARTICLE 3
                                     DEFINITIONS

                 3.1  DEFINITIONS.   When  a word  or phrase  appears in

            this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

                      (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

                      (b)  "Award    Agreement"   means    any   written
                 agreement, contract, or other instrument or document evidencing an Award.

                      (c) "Board" means the Board of Directors of the Corporation.

                      (d) "Change in Control" means and includes each of the following:

                           (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person")
                      of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who is on the Effective Date the beneficial owner of 25% or more of the Outstanding Company Voting Securities, (ii) any acquisition directly from the Company, (iii) any acquisition by the Company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition; or

                           (2)  Individuals  who,  as of  the  Effective
                      Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (3)  Consummation of a reorganization, merger
                      or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination
                      (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (ii) no Person
                      (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

                      (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                      (f) "Committee" means the committee of the Board described in Article 4.

                      (g) "Corporation" means Astec Industries, Inc., a Tennessee corporation.

                      (h) "Covered Employee" means a covered employee as defined in Code Section 162(m)(3).

                      (i)  "Disability" shall mean  any illness or other
                 physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Corporation, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

                      (j) "Dividend Equivalent" means a right granted to a Participant under Article 11.

                      (k) "Effective Date" has the meaning assigned such term in Section 2.1.

                      (l) "Fair Market Value", on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

                      (m) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

                      (n) "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

                      (o) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

                      (p) "Other Stock-Based Award" means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

                      (r) "Parent" means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Corporation. For Incentive Stock Options, the term shall have the same meaning as set forth in Code Section 424(e).

                      (q) "Participant" means a person who, as an employee, officer, consultant or director of the Corporation or any Parent or Subsidiary, has been granted an Award under the Plan.

                      (o) "Performance Share" means a right granted to a Participant under Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

                      (p) "Plan" means the Astec Industries, Inc. 1998 Long-Term Incentive Plan, as amended from time to time.

                      (q) "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

                      (r)  "Retirement"     means    a     Participant's
                 termination of employment with the Corporation, Parent or Subsidiary after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Corporation, or, in the event of the inapplicability thereof with respect to the person in question, as determined by the Committee in its reasonable judgment.

                      (s)  "Stock"  means  the  $0.20 par  value  common
                 stock of the Corporation and such other securities of the Corporation as may be substituted for Stock pursuant to Article 14.

                      (t) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

                      (u) "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation. For Incentive Stock Options, the term shall have the meaning set forth in Code Section 424(f).

                      (v) "1933 Act" means the Securities Act of 1933, as amended from time to time.

                      (w) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                      ARTICLE 4
                                   ADMINISTRATION

                 4.1  COMMITTEE.   The Plan shall  be administered  by a

            committee (the "Committee") appointed by the Board (which Committee shall consist of two or more directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Code
            Section 162(m) and such relief is sought by the Company, Code Section 162(m), respectively, are applicable. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

                 4.2  ACTION  BY   THE  COMMITTEE

            For   purposes  of
            administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Corporation or any Parent or Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan.

                 4.3  AUTHORITY  OF COMMITTEE

            The  Committee has  the

            exclusive power, authority and discretion to:

                      (a)  Designate Participants;

                      (b) Determine the type or types of Awards to be granted to each Participant;

                      (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

                      (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

                      (e) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

                      (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

                      (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

                      (h)  Decide  all   other  matters  that   must  be
                 determined in connection with an Award;

                      (i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

                      (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

                      (k) Amend the Plan or any Award Agreement as provided herein.

                 4.4. DECISIONS BINDING.  The Committee's interpretation

            of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                      ARTICLE 5
                             SHARES SUBJECT TO THE PLAN

                 5.1. NUMBER  OF  SHARES

            Subject  to  adjustment  as
            provided in Section 14.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 1,500,000, of which not more than 10% may be granted as Awards of Restricted Stock or unrestricted Stock Awards.

                 5.2. LAPSED AWARDS

            To  the extent  that an  Award is
            canceled, terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

                 5.3. STOCK DISTRIBUTED.  Any Stock distributed pursuant
            to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

                 5.4. LIMITATION   ON  AWARDS

            Notwithstanding   any
            provision in the Plan to the contrary, the maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Covered Employee shall be 150,000. The maximum fair market value (measured as of the date of grant) of any Awards other than Options and SARs that may be received by a Covered Employee (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $500,000.

                                      ARTICLE 6
                                     ELIGIBILITY

                 6.1. GENERAL.     Awards   may  be   granted  only   to

            individuals  who  are   employees,  officers,  directors  or
            consultants of the Corporation or a Parent or Subsidiary.

                                      ARTICLE 7
                                    STOCK OPTIONS

                 7.1. GENERAL.   The  Committee is  authorized to  grant
            Options  to   Participants  on   the  following   terms  and
            conditions:

                      (a)  EXERCISE PRICE.  The exercise price per share

                 of Stock under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the date of the grant.

                      (b)  TIME  AND   CONDITIONS  OF  EXERCISE
                 The Committee shall determine the time or times at which an
                 Option  may be  exercised in  whole  or in  part.   The
                 Committee also shall determine the performance or other conditions, if any, that must be satisfied before all
                 or part of  an Option may be exercised.   The Committee
                 may waive any exercise provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exerciseable at an earlier date.

                      (c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided, however, that if shares of Stock are used to pay the exercise price of an Option, such shares must have been held by the Participant for at least six months.

                      (d)  EVIDENCE  OF GRANT

                 All  Options shall  be
                 evidenced by a written Award Agreement between the Corporation and the Participant. The Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

                 7.2. INCENTIVE  STOCK  OPTIONS

            The  terms  of  any
            Incentive Stock Options granted under the Plan must comply with the following additional rules:

                      (a)  EXERCISE PRICE.  The exercise price per share

                 of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

                      (b)  EXERCISE.   In  no  event  may any  Incentive

                 Stock Option be exercisable for more than ten years from the date of its grant.

                      (c)  LAPSE OF  OPTION

                 An Incentive  Stock Option
                 shall lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in paragraphs (3),
                 (4) and (5) below, provide in writing that the Option will extend until a later date, but if Option is exercised after the dates specified in paragraphs (3),
                 (4) and (5) below, it will automatically become a Non-Qualified Stock Option:

                           (1) The Incentive Stock Option shall lapse as of the option expiration date set forth in the Award Agreement.

                           (2) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

                           (3) If the Participant terminates employment for any reason other than as provided in paragraph
                      (4) or (5) below, the Incentive Stock Option shall lapse, unless it is previously exercised, three months after the Participant's termination of employment; provided, however, that if the Participant's employment is terminated by the Company for cause or by the Participant without the consent of the Company, the Incentive Stock
                      Option shall (to the extent not previously exercised) lapse immediately.

                           (4) If the Participant terminates employment by reason of his Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, one year after the Participant's termination of employment.

                           (5) If the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses, the Option shall lapse one year after the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with Section 13.6.

                      Unless the  exercisability of the  Incentive Stock
                 Option is accelerated as provided in Article 13, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Participant's termination of employment.

                      (d)  INDIVIDUAL DOLLAR LIMITATION

                 The aggregate
                 Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.

                      (e)  TEN  PERCENT  OWNERS

                 No  Incentive  Stock
                 Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

                      (f)  EXPIRATION  OF INCENTIVE  STOCK OPTIONS

                 No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

                      (g)  RIGHT  TO EXERCISE

                 During  a Participant's
                 lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

                      (h)  DIRECTORS.   The Committee  may not  grant an

                 Incentive Stock Option to a non-employee director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Corporation or Parent or Subsidiary but only in that individual's position as an employee and not as a director.

                                      ARTICLE 8
                              STOCK APPRECIATION RIGHTS

                 8.1. GRANT  OF SARs.   The  Committee is  authorized to

            grant SARs to Participants on the following terms and conditions:

                      (a)  RIGHT  TO PAYMENT

                 Upon  the exercise  of a
                 Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

                          (1) The Fair Market Value of one share of Stock on the date of exercise; over

                          (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant in the case of any SAR related to an Incentive Stock Option.

                      (b)  OTHER   TERMS

                 All   awards   of   Stock
                 Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                      ARTICLE 9
                                 PERFORMANCE SHARES

                 9.1. GRANT  OF PERFORMANCE  SHARES

            The Committee  is
            authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

                 9.2. RIGHT TO  PAYMENT

            A grant  of Performance Shares
            gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

                 9.3. OTHER TERMS.  Performance Shares may be payable in

            cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                                     ARTICLE 10
                               RESTRICTED STOCK AWARDS

                 10.1.     GRANT OF RESTRICTED STOCK

            The Committee is
            authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

                 10.2.     ISSUANCE AND RESTRICTIONS

            Restricted Stock
            shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

                 10.3.     FORFEITURE.   Except as  otherwise determined

            by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the
            Corporation; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

                 10.4.     CERTIFICATES   FOR RESTRICTED STOCK

            Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                                     ARTICLE 11

                                DIVIDEND EQUIVALENTS

                 11.1 GRANT OF  DIVIDEND EQUIVALENTS

            The  Committee is
            authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

                                     ARTICLE 12
                              OTHER STOCK-BASED AWARDS

                 12.1.     GRANT  OF  OTHER  STOCK-BASED  AWARDS

            The
            Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Parents or Subsidiaries. The
            Committee shall determine the terms and conditions of such Awards.

                                     ARTICLE 13
                           PROVISIONS APPLICABLE TO AWARDS

                 13.1.     STAND-ALONE,  TANDEM, AND  SUBSTITUTE AWARDS

            Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

                 13.2.     EXCHANGE  PROVISIONS

            The Committee  may at
            any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 14.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

                 13.3.     TERM OF AWARD

            The term  of each Award shall
            be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant (or, if Section 7.2(e) applies, five years from the date of its grant).

                 13.4.     FORM OF  PAYMENT FOR AWARDS

            Subject to the
            terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Corporation or a Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

                 13.5.     LIMITS ON TRANSFER

            No  right or interest of
            a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Corporation or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Corporation or a Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock
            Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an incentive stock option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

                 13.6 BENEFICIARIES.   Notwithstanding  Section 13.5,  a

            Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the
            Participant's  estate.     Subject   to  the   foregoing,  a
            beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

                 13.7.     STOCK CERTIFICATES

            All  Stock certificates
            delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The
            Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

                 13.8 ACCELERATION    UPON    DEATH    OR    DISABILITY

            Notwithstanding any other provision in the Plan or any Participant's Award Agreement to the contrary, upon the Participant's death or Disability during his employment or service as a director, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

                 13.9.     ACCELERATION  UPON   A  CHANGE   IN  CONTROL

            Except as otherwise provided in the Award Agreement, upon the occurrence of a Change in Control, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse; provided, however that such acceleration will not occur if, in the opinion of the Company's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change in Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

                 13.10.      ACCELERATION   UPON  CERTAIN   EVENTS   NOT
            CONSTITUTING  A CHANGE  IN CONTROL

            In the  event of  the
            occurrence of any circumstance, transaction or event not constituting a Change in Control (as defined in Section 3.1) but which the Board of Directors deems to be, or to be reasonably likely to lead to, an effective change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised to be fully exercisable, and/or all restrictions on all outstanding Awards to have lapsed, in each case, as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such transaction or event. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

                 13.11.    ACCELERATION    FOR    ANY   OTHER    REASON

            Regardless of whether an event has  occurred as described in
            Section 13.9 or 13.10 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.11.

                 13.12     EFFECT  OF  ACCELERATION

            If  an  Award  is
            accelerated under Section 13.9 or 13.10, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or
            (iv) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

                 13.13.  PERFORMANCE GOALS.  The Committee may determine

            that any Award granted pursuant to this Plan to a Participant (including, but not limited to, Participants who are Covered Employees) shall be determined solely on the basis of (a) the achievement by the Corporation or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or capital employed, (b) the achievement by the Corporation or a Parent or Subsidiary of a specified target cash flow, or target increase in cash flow, from operations, (c) the Corporation's, Parent's or Subsidiary's stock price, (d) the achievement by a business unit of the Corporation, Parent or Subsidiary of a specified target, or target growth in, pre-tax or net income or earnings per share, (e) the achievement by the Corporation or a Parent or Subsidiary, or a business unit thereof, of a specified target level of or increase in sales, (f) the achievement by the Corporation or a Parent or Subsidiary, or a business unit thereof, of specified target safety standards, or (g) any combination of the goals set forth in
            (a) through (f) above. If an Award is made on such basis, the Committee has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m) or the regulations thereunder). Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

                 13.14.   TERMINATION OF EMPLOYMENT

            Whether military,
            government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur in a circumstance in which a Participant transfers from the Corporation to one of its Parents or Subsidiaries, transfers from a Parent or Subsidiary to the Corporation, or transfers from one Parent or Subsidiary to another Parent or Subsidiary.

                                     ARTICLE 14
                            CHANGES IN CAPITAL STRUCTURE

                 14.1.     GENERAL.   In the event  a stock  dividend is

            declared upon the Stock, the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Corporation or of another corporation, whether through reorganization, recapitalization, reclassification, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award.

                                     ARTICLE 15
                       AMENDMENT, MODIFICATION AND TERMINATION

                 15.1.     AMENDMENT, MODIFICATION AND TERMINATION.  The

            Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that the Board or

            Proxy 97 w app a b

            Committee may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

                 15.2 AWARDS PREVIOUSLY  GRANTED

            At any  time and from
            time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however, that, subject to the terms of the applicable award agreement, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination; and provided further that, except as otherwise permitted in the Plan, the exercise price of any Option may not be reduced and the original term of any Option may not be extended. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

                                     ARTICLE 16
                                 GENERAL PROVISIONS

                 16.1.     NO RIGHTS  TO AWARDS

            No  Participant or any
            eligible participant shall have any claim to be granted any Award under the Plan, and neither the Corporation nor the Committee is obligated to treat Participants or eligible participants uniformly.

                 16.2.     NO STOCKHOLDER  RIGHTS

            No Award  gives the
            Participant any of the rights of a stockholder of the Corporation unless and until shares of Stock are in fact issued to such person in connection with such Award.

                 16.3. WITHHOLDING. The Corporation or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require that any such withholding requirement be satisfied, in whole or in part, by withholding shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

                 16.4.     NO RIGHT  TO CONTINUED  SERVICE

            Nothing in
            the Plan or any Award Agreement shall interfere with or limit in any way the right of the Corporation or any Parent or Subsidiary to terminate any Participant's employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Corporation or any Parent or Subsidiary.

                 l6.5.     UNFUNDED  STATUS  OF  AWARDS

            The  Plan  is
            intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Corporation or any Parent or Subsidiary.

                 16.6.     INDEMNIFICATION.    To the  extent  allowable

            under applicable law, each member of the Committee shall be indemnified and held harmless by the Corporation from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Corporation an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

                 16.7.     RELATIONSHIP TO  OTHER BENEFITS

            No payment
            under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Corporation or any Parent or Subsidiary unless provided otherwise in such other plan.

                 16.8.     EXPENSES.  The  expenses of administering the

            Plan shall be borne by the Corporation and its Parents or Subsidiaries.

                 16.9.     TITLES AND HEADINGS.  The titles and headings

            of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

                 16.10.    GENDER  AND NUMBER

            Except  where otherwise
            indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

                 16.11.    FRACTIONAL SHARES

            No fractional  shares of
            Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

                 16.12.    GOVERNMENT  AND   OTHER  REGULATIONS

            The
            obligation of the Corporation to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Corporation shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock paid under the Plan. The shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Corporation may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

                 16.13.    GOVERNING LAW.  To the extent not governed by

            federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Tennessee.

                 16.14     ADDITIONAL PROVISIONS

            Each Award Agreement
            may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

                      The foregoing is hereby  acknowledged as being the
            Astec Industries, Inc. 1998 Long-Term Incentive Plan as adopted by the Board of Directors of the Company on March 12, 1998 and approved by the Company's shareholders on April 23, 1998.

                                          ASTEC INDUSTRIES, INC.


                                          By:   /s/  Richard W.  Bethea, Jr.

                                          Its: Secretary




                                     APPENDIX B

                               ASTEC INDUSTRIES, INC.
                 EXECUTIVE OFFICER ANNUAL BONUS EQUITY ELECTION PLAN

                 1. Purpose. The purpose of the Astec Industries, Inc. 1998 Executive Officer Annual Bonus Equity Election Plan is to encourage and facilitate Company stock ownership by executive officers of the Company and its affiliates, thereby further aligning their interests with those of the Company's stockholders.

                 2.   Defined  Terms.     Unless  the   context  clearly
            indicates otherwise, the following terms shall have the following meanings:

                 "Annual  Bonus"   means  the  annual   incentive  bonus
            received by a Participant from the Company or its affiliates in any Plan Year.

                 "Board" means the Board of Directors of the Company.

                 "Company"  means Astec  Industries,  Inc., a  Tennessee
            corporation.

                 "Committee"  has  the  meaning assigned  such  term  in
            Section 3.

                 "Common Stock" means the common  stock, par value $0.20
            per share, of the Company.

                 "Deferral Period" has the meaning  set forth in Section
            6(b) of the Plan.

                 "Deferral Termination  Date" has the meaning  set forth
            in Section 6(b) of the Plan.

                 "Deferred  Grant Date"  has the  meaning  set forth  in
            Section 6(b) of the Plan.

                 "Distributions" has  the meaning  set forth  in Section
            6(b) of the Plan.

                 "Election Form" means a form  approved by the Committee
            pursuant to which a Participant elects a method of payment of his or her Annual Bonus and whether payment will be deferred, as provided herein.

                 "Exchange  Act" means  the Securities  Exchange Act  of
            1934, as amended.

                 "Fair  Market Value",  on any  date, means  (i) if  the
            Common Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales

            Proxy 97 w app a b

            price on the immediately preceding date on which sales were reported, or (ii) if the Common Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

                 "Hardship" has the meaning set forth in Section 6(c) of
            the Plan.

                 "Option"  means an  option to  purchase Shares  granted
            under Section 7. Options granted under the Plan are not incentive stock options within the meaning of Section 422 of the Internal Revenue Code.

                 "Option Grant Date" means the date upon which an Option
            is granted to a Participant pursuant to Section 7.

                 "Option Notice"  means a  written notice,  agreement or
            certificate with a Participant from the Company evidencing an Option.

                 "Optionee" means  a Participant to  whom an  Option has
            been granted or, in the event of such Participant's death prior to the expiration of an Option, such Participant's estate or other designated beneficiary.

                 "Options Election  Period" means the  period designated
            by the Committee each year during which Participants may elect to receive Options as payment of some or all of their Annual Bonus. The Options Election Period shall end on or before December 31 of each year for the following Plan Year.

                 "Participant" means any employee of  the Company or any
            of its affiliates who is selected by the Committee for participation in the Plan.

                 "Permitted Transferee" of an Optionee  means (i) one or
            more of the following family members of the Optionee: spouse, former spouse, child (whether natural or adopted), stepchild, any other lineal descendent of the Optionee; (ii) a trust, partnership or other entity established and existing for the sole benefit of, or under the sole control of, one or more of the above family members of the Optionee, or (iii) any other transferee specifically approved by the Committee after taking into account any state or federal tax, securities or other laws applicable to transferable options.

                 "Plan"  means  the  Astec  Industries,  Inc.  Executive
            Officer Annual Bonus Equity Election Plan, as amended from time to time.

                 "Plan  Year" means  the twelve-month  period ending  on
            December 31 of each year which, for purposes of the Plan, is the period for which Annual Bonuses are earned.

                 "Stock Grant Date"  means the date on  which Shares are
            issued under the Plan in any Plan Year, which shall be the date on which Annual Bonus is otherwise payable in such Plan Year.

                 "Rule 16b-3" means Rule 16b-3, as  amended from time to
            time,  of   the  Securities   and  Exchange   Commission  as
            promulgated under the Exchange Act.

                 "Securities Act"  means the Securities Act  of 1933, as
            amended.

                 "Shares" means shares of Common Stock.

                 3. Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to the provisions of the Plan, the Committee shall be authorized to select Participants, to interpret the Plan, to establish, amend and rescind any rules and regulations relating the Plan, and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee shall have no discretion with respect to the number of Shares subject to any awards under the Plan or the time at which any such awards are to be granted. The Committee's interpretation of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding upon all parties concerned including the Company, its stockholders and persons granted awards under the Plan. The Committee may appoint a plan administrator to carry out the ministerial functions of the Plan, but the administrator shall have no other authority or powers of the Committee. Notwithstanding the foregoing, the Board shall exercise any and all rights, duties and powers of the Committee under the Plan to the extent required by the applicable exemptive conditions of Rule 16b-3, as determined by the Board its sole discretion.

                 4. Shares Subject to Plan. The Shares issued under the Plan shall not exceed in the aggregate 150,000 Shares of Common Stock. Such Shares may be authorized and unissued Shares or treasury Shares.

                 5. Participants. All active employees of the Company or any of its affiliates shall be eligible to participate in the Plan, as selected by the Committee from time to time.

                 6.   Stock Awards.

                      (a) Grant Dates and Requirements for Grants. Unless a Participant has elected pursuant to Section 6(b) to defer receipt of Shares, then, commencing with the 1999 Stock Grant Date, Shares of Common Stock shall be automatically granted on each Stock Grant Date to each Participant who elects to receive Shares under this Plan as payment of some or all of his or her Annual Bonus. Such election must be made on an Election Form filed with the Committee or the plan administrator at least 30 days before the Stock Grant Date and such election shall remain in effect with respect to all future Plan Years until a subsequent Election Form shall have been received by the Committee or the plan administrator indicating a different election. The total number of Shares included in each grant under this Section 6(a) shall be determined by dividing the amount of the Participant's Annual Bonus which the Participant has elected to receive in the form of shares by the Fair Market Value per Share on the Stock Grant Date. Fractions will be rounded to the next highest Share. The Shares or rights to which a Participant is entitled under this Section 6(a) shall be in lieu of the payment of his or her Annual Bonus in cash or Options.

                      (b)  Deferral of Receipt of Shares.

                           (i)   Election  to Defer.   Each  Participant
                 will have the right to elect, pursuant to a written Election Form delivered to the Committee or the plan administrator prior to the commencement of each Plan Year, to defer the grant of the Shares that would otherwise be granted to the Participant in lieu of his or her Annual Bonus to be earned in such ensuing Plan Year until the earlier of (i) the Participant's termination of employment or (ii) another designated date at least three years after the date of such deferral election (in either case, the "Deferral Termination Date"). Pursuant to this Election Form, the Participant will elect whether all of the deferred grant will be (a) granted within 30 days after the Deferral Termination Date or (b) granted in approximately equal annual installments of Shares over a period of two to ten years (as the Participant may elect) after the Deferral Termination Date, each such annual grant to be made within 30 days after the anniversary of the Deferral Termination Date. The deferral Election Form signed by the Participant prior to the Plan Year will be irrevocable except in case of Hardship (as defined in Section 6(c)) as determined in good faith by the Board pursuant to Section 6(c). No Shares will be issued until the grant date(s) so deferred (the "Deferred Grant Date") at which time the Company agrees to issue the Shares to the Participant. The Participant will have no rights as a stockholder with respect to the deferred rights to Shares, and the rights to such Shares will be unsecured.

                           (ii)   Deferred  Dividend  Account.   If  any
                 dividends or other rights or distributions of any kind ("Distributions") are distributed to holders of Common Stock during the period from the applicable Stock Grant Date until the Deferral Termination Date (the "Deferral Period") but prior to the Participant's termination of employment, an amount equal to the cash value of such Distributions on their distribution date, as such value is determined by the Committee, will be credited to a deferred dividend account for the Participant as follows: the account will be credited with the right to receive Shares having a Fair Market Value as of the date of the Distribution equal to the cash value of the Distribution. The Company will issue Shares equal to the cumulative total of rights to Shares in such account within 30 days after the Participant's Deferral Termination Date.

                      If  a Distribution  is distributed  to holders  of
                 Common Stock after the Participant's Deferral Termination Date but prior to the issuance in full of the deferred Shares, an amount equal to the cash value of such Distributions pertaining to any Shares still deferred shall be converted into Shares equivalent in value to the Distribution (based on the Fair Market Value as of the date of Distribution) and such Shares will be issued to the Participant as soon as practical after the date of the Distribution.

                      No  right or  interest  in  the deferred  dividend
                 account shall be subject to liability for the debts, contracts or engagements of the Participant or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 6(b) shall prevent transfers by will or by the
                 applicable  laws  of  descent and  distribution.    The
                 Committee will have the right to adopt other regulations and procedures to govern deferral of grants of Shares.

                      (c)  Hardship.    The  Board  may  accelerate  the
                 distribution of all or a portion of a Participant's deferred grants of Shares on account of his or her Hardship, subject to the following requirements: (i) the value of such accelerated distribution shall not exceed the amount necessary to satisfy the Hardship, less the amount which can be satisfied from other resources which are reasonably available to the Participant, (ii) the denial of the Participant's request for a Hardship acceleration would result in severe financial hardship to the Participant, and (iii) the Participant has not received an accelerated distribution on account of Hardship within the 12-month period preceding the acceleration.

                      For  purposes  of  this   Plan,  "Hardship"  of  a
                 Participant,  as   determined  by  the  Board   in  its
                 discretion on the basis of all relevant facts and circumstances and in accordance with the following nondiscriminatory and objective standards uniformly interpreted and consistently applied, shall mean a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of his or her dependent, loss of the Participant's property due to casualty, or other extraordinary and unforeseeable circumstances arising as  a  result  of events  beyond  the  control  of  the
                 Participant. A financial need shall not constitute a Hardship unless it is for at least $1,000,000 or the entire value of the principal amount of the Participant's deferred grants.

                7. Stock Option Awards.

                      (a) Election  to Receive  Options.   A Participant
                 may elect to defer some or all of his or her Annual Bonus by conversion to Options in accordance with this
                 Section 7. A Participant who wishes to receive some or all of his or her Annual Bonus for a Plan Year in the form of Options must irrevocably elect to do so during the Options Election Period for such Plan Year, by delivering a valid Election Form to the Committee or the plan administrator. A Participant's participation in Section 7 of the Plan will be effective with respect to the Annual Bonus to be earned in the first Plan Year beginning after the Committee or the plan administrator receives the Participant's Election Form.

                      (b) Irrevocable,  Annual Election.   Elections  to
                 receive Options as payment of Annual Bonus are irrevocable and shall be valid only for one Plan Year. New elections must be made for participation in Section 7 of the Plan for subsequent Plan Years.

                      (c) Time of Grant. Options shall be granted to each Participant who, during the applicable Options Election Period, filed with the Committee or the plan administrator a written irrevocable election to receive Options as payment of some or all of such Participant's Annual Bonus to be earned in the following Plan Year. Such Options will be granted on the date the Annual Bonus for such Plan Year is otherwise payable.

                      (d) Number of Options. The Committee or the plan administrator shall cause to be calculated in the month of November of each year the Black-Scholes value of an Option under the Plan to purchase one Share of Common Stock. Such Black-Scholes value shall apply for purposes of this Section 7(d) for Options to be granted under the Plan in the following Plan Year. The number of Shares subject to an Option granted pursuant to this
                 Section 7 shall be the number of whole Shares equal to:

                               (A times B) divided by C, where:

                      A = the dollar amount of the Annual Bonus that the
                 Participant elects shall be payable in Options; and

                      B = the quotient of 1 divided by the Black-Scholes
                 value of an Option for one Share (expressed as a percentage of the Fair Market Value of one Share of Common Stock); and

                      C = the Fair Market Value  per Share on the Option
                 Grant Date.

                      In determining the number of  Shares subject to an
                 Option, any fraction of a Share will be rounded to the next highest whole number of Shares.

                      For example:

                      Assume  that a  Participant has  elected to  defer
                 $5,000 of his or her Annual Bonus, that the Fair Market Value per Share on the Option Grant Date was $16, and that the most recently determined Black-Scholes value of an Option was 50% of the Fair Market Value. The Participant would be granted 625 Options as payment of the $5,000 compensation. ($5,000 times 1/50%) divided by $16 FMV = 625 Options granted.

                      (e) Exercise Price. The total price paid per Share under each Option granted under this Section 7 shall be the Fair Market Value per Share on the Option Grant Date.

                      (f) Exercise of Options. Each Option shall be fully exercisable upon grant and will remain exercisable for 10 years from the Option Grant Date regardless of whether the Optionee remains an employee of the Company or its affiliates throughout such term. An Option, or portion thereof, may be exercised in whole or in part only with respect to whole Shares.

                      (g) Payment of Exercise Price. Shares shall be issued to the Optionee (or his Permitted Transferee) pursuant to the exercise of an Option only upon receipt by the Company from the Optionee (or his Permitted Transferee) of payment in full of the exercise price. The exercise price shall be payable in United States dollars upon the exercise of the Option and may be paid in cash, by check, or in Shares having a total Fair Market Value on the date of exercise equal to the exercise price; provided that if the Shares surrendered in payment of the exercise price were themselves acquired otherwise than on the open market, such Shares shall have been held for at least six months. The Committee may permit the use of any cashless exercise methods that are permitted by law.

                      (h) Option Notice. Each Option granted under the Plan shall be evidenced by an Option Notice which shall be executed by an authorized officer of the Company. Such Option Notice shall contain provisions regarding
                 (a) the number of Shares that may be issued upon exercise of the Option, (b) the exercise price per Share of the Option and the means of payment therefor,
                 (c) the term of the Option, and (d) such other terms and conditions not inconsistent with the Plan as may be determined from time to time by the Committee.

                      (i) Transferability of Options. No Option shall be assignable or transferable by the Optionee other than by will or the laws of descent and distribution or, with the express prior written consent of the Committee, to a Permitted Transferee. The Committee shall be under no obligations to permit the transfer of Options to Permitted Transferees, or to treat Options or Participants similarly in this regard. Any transfer to a Permitted Transferee shall be subject to the following terms and conditions:

                           (i) An Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution.

                           (ii) Transferred Options shall continue to be subject to all the terms and conditions of the Option as applicable to the original Optionee (other than the withholding requirements and the ability to further transfer the Option).

                           (iii)     The  Optionee  and   the  Permitted
                 Transferee shall execute any and all documents reasonably requested by the Committee or the plan administrator, including without limitation documents
                 (A) to confirm the status of the transferee as a Permitted Transferee, (B) to satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws, and (C) to evidence the transfer.

                           (iv)     Shares   acquired  by   a  Permitted
                 Transferee through exercise of an Option may not be transferred, nor will any assignee or transferee thereof be recognized as an owner of such Shares by the Company for any purpose, unless a registration statement under the Securities Act and any applicable state securities act with respect to such Shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such Shares shall be established to the satisfaction of counsel for the Company.

                 8. Prorated Grants. If on any date, Shares of Common Stock are not available under the Plan to grant to Participants the full amount of a grant contemplated by the Plan, then each such Participant shall receive an award equal to the number of Shares of Common Stock then available under the Plan divided by the number of Participants entitled to a grant of Shares or Options on such date. Fractional Shares shall be ignored and not granted. Any shortfall resulting from such proration shall be paid in the form of cash.

                9. Withholding. Except with respect to the exercise of Options transferred to Permitted Transferees, whenever the Company issues Shares under the Plan, the Company shall have the right to withhold from sums due the recipient, or to require the recipient to remit to the Company, any amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate for such Shares.

                 10.  Adjustments.

                      (a) Subject to Section 10(c) but notwithstanding any other term of this Plan, in the event that the Committee determines that any Distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion, affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an award or awards hereunder, then the Committee shall, in such manner as it may deem equitable, adjust the number and type of shares (or other securities or property) which may be granted under the Plan (including, but not limited to, adjustments of the maximum number and kind of securities which may be issued); provided, however, that to the extent required by the applicable exemptive conditions of Rule 16b-3, any such adjustment shall be subject to approval by the Board.

                      (b) Subject to Section 10(c) but notwithstanding any other term of this Plan, in the event of any corporate transaction or event described in paragraph
                 (a) which results in Shares being exchanged for or converted into cash, securities or other property (including securities of another corporation), all stock grants deferred under Section 6 shall become the right to receive such cash, securities or other property, and there shall be substituted on an equitable basis for each Share of Common Stock then subject to an Option granted pursuant to Section 7 the consideration payable with respect to the outstanding Shares of Common Stock in connection with such corporate transaction or event, all without any change in the aggregate purchase price for the Shares then subject to the Option.

                      (c) The number of Shares finally granted under this Plan shall always be rounded to the next highest whole Share.


            Proxy 97 w app a b

                      (d)  Any decision of the Committee pursuant to the
                 terms of this Section 10 shall be final, binding and conclusive upon the Participants, the Company and all other interested parties; provided, however, that to the extent required by the applicable exemptive conditions of Rule 16b-3, any such decision shall be subject to approval by the Board.

                 11. Amendment. The Committee may terminate or suspend the Plan at any time, without stockholder approval. The Committee may amend the Plan at any time and for any reason without stockholder approval; provided, however, that the Committee may condition any amendment on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination, modification or amendment of the Plan may, without the consent of a Participant, adversely affect a Participant's rights under an award granted prior thereto.

                 12. Indemnification. Each person who is or has been a member of the Committee or who otherwise participates in the administration or operation of this Plan shall be indemnified by the Company against, and held harmless from, any loss, cost, liability or expense that may be imposed upon or incurred by him or her in connection with or resulting from any claim, action, suit or proceeding in which such person may be involved by reason of any action taken or failure to act under the Plan and shall be fully reimbursed by the Company for any and all amounts paid by such person in satisfaction of judgment against him or her in any such action, suit or proceeding, provided he or she will give the Company an opportunity, by written notice to the Committee, to defend the same at the Company's own expense before he or she undertakes to defend it on his or her own behalf. This right of indemnification shall not be exclusive of any other rights of indemnification.

                 The  Committee   and  the  Board  may   rely  upon  any
            information furnished by the Company, its public accountants and other experts. No individual will have personal liability by reason of anything done or omitted to be done by the Company, the Committee or the Board in connection with the Plan.

                 13.  Duration of  the Plan.   The Plan shall  remain in
            effect until the tenth anniversary of the Effective Date, unless terminated earlier by the Committee.

                 14.  Expenses   of  the   Plan.      The  expenses   of
            administering the Plan shall be borne by the Company.

                 15. Effective Date. The Plan was originally adopted by the Board on March 12, 1998, and became effective upon the approval thereof by the stockholders of the Company on April 23, 1998 (the "Effective Date").

                                     ASTEC INDUSTRIES, INC.

                                     By:   /s/ Richard W. Bethea, Jr.
                                     Its:   Secretary